Proprietary. ©2013 ViewCast, Inc. All rights reserved. ViewCast Delivering Video, Whenever, Wherever

2 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Safe Harbor Statement Certain statements in this presentation contain "forward - looking" information within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the company's current judgment on certain issues. Such statements apply to future events and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from forward - looking statements include, but are not limited to, the ability of the company to develop and market new products, market conditions, technological change, and competition. All forward - looking statements attributable to ViewCast or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth herein. ViewCast undertakes no obligation to update any forward - looking statement about circumstances or events that occur after the date on which the forward - looking statements are made. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from the Company's forward - looking statements, please refer to the Company's reports on Form 10 - K, 10 - Q and other Reports on file with the U.S. Securities and Exchange Commission.

Viewcast Overview

- Global leader in video streaming – pioneer of product category
  - Osprey line of video capture cards are an industry standard – over 450,000 cards have been sold
  - Niagara appliance offers professional-quality streaming at affordable price – several thousand systems deployed globally
- Unique engineering expertise in video streaming – reputation for high-quality technology capabilities
- Founded in 1994, went public in 1997 (OTCBB: VCST)
- Established global distribution and sales channels
- Corporate and manufacturing facilities in Dallas, Texas USA






BBC



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Proprietary. ©2013 ViewCast, Inc. All rights reserved.
ViewCast

Position in Streaming Media Ecosystem


CDN
(Akamai, Ustream, Dacast, Powerstream)
Client Server
(Adobe FMS, Helix Universal, Wowza, Microsoft IIS)
Viewcast Solutions

- Enables multi-platform delivery
- Capture and encode content creating one or more file formats
- Simplify and manage complex workflows and data

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Proprietary. ©2013 ViewCast, Inc. All rights reserved.

5 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Targeted Sales Verticals ▪ Broadcasters and Narrowcasters ▪ Federal, State, and Local Government ▪ Enterprises ▪ Education and Training ▪ Content Delivery Networks ▪ Defense, Surveillance and Security ▪ Religion and House of Worship

6 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Selected Customers

7 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Selected Customer Quotes “ ViewCast’s innovative technology enables us to manage our growing media asset repository with greater efficiency and flexibility, and elevate our Internet presence to the next level." – Mathias Weiler , New Technology/Multimedia sector, ARTE “Osprey® 700e cards equip us with the performance and reliability that we need to satisfy our world champion clientele, while providing the configuration and management flexibility that we need to drive cost and resource efficiencies across our systems." – Mark Watson, founder of TVTI “The ViewCast Niagara appliances afford us a hardware platform with a robust, unified API for us to build upon, and a tremendous breadth of supported streaming codecs, backed by the ViewCast reputation for industry - leading reliability. ” – Stephen Clee , Datmedia Managing Director “We can communicate much more effectively with our audience and also react much faster to political events as they unfold. In effect we’ve got our own self - contained TV channel. ” – Michael McLoughlin , Strategic Manager, Fine Gael

8 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Partners – Technology and Ecosystem

9 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Served Market Opportunity 213 264 324 391 466 547 0 259 285 314 344 376 $0 $500 $1,000 2011 2012 2013 2014 2015 2016 Revenue Forecast in Millions IPTV & DTT (Advanced Formats) Enterprise & Multiscreen Total CAGR of 34.09% Source: Frost & Sullivan

10 Proprietary. ©2013 ViewCast, Inc. All rights reserved. ViewCast Product Overview H.264 MPEG

Niagara Streaming Appliances

- Niagara 9100 Family
  - Powerful multi-channel encoders
  - IP Transcoder series
  - Attractive Price/Performance



- Single Channel Portable Encoders
  - 2200, Surf, 4100



- Niagara 7550 – Broadcast Encoder
  - Significant power increase
  - Equivalent to GPU based systems at lower price
- Niagara SCX and SimulStream software
  - Stream a single video source in multiple formats, bitrates and resolutions – simultaneously
  - Configure & control over the network through an easy-to-use Web interface

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Proprietary. ©2013 ViewCast, Inc. All rights reserved.
ViewCast

12 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Osprey Capture Cards ▪ Awarding - winning portfolio designed for video acquisition/capture/ streaming ▪ Since 1997, ViewCast Osprey Video Cards have been a critical contributor to the streaming media industry ▪ Throughout the streaming media market’s emergence and growth , Osprey has maintained its position as an industry - leading developer and manufacturer of digital media capture technology ▪ Osprey Video products enable companies to deliver on key applications like Internet TV, mobile streaming, webcasting, and video signage

13 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Product Development Commitment ▪ Consistent R&D investment commitment has resulted in differentiated proprietary software capabilities ▪ Recent product development investments have resulted in several product introductions ▪ New products introduced in 2012: o Niagara 9100 Family – 9100 - 2D, 9100 - 4D, 9100 - 4DR, 9100 - 8A, 9100 - 4A, 9100 - 4AV and 9100 - 2IP. o Osprey cards – 820e, 825e, 845e and 100e ▪ Products and features introduced in 2013 o HD Closed Captioning – new SCX feature o GoStream family of Portables – increased performance at lower cost o Niagara higher performance platform o Osprey 827e (SDI/DVI), 800 series audio and ASI, 210e

Highlighted Product Introductions

- Osprey 845e Video Capture Card
  - Leverage R&D Investments from the O-820 to create:
    - <u>4 x SD / HD-SDI</u> inputs on a single Video Capture Card
    - Supports both HD and SD on same card – *unique*



Combined with …

- Niagara 9100 Platform



[2 ✖ O-845] + N-9100 = 8 Channel SD / HD Encoder

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Proprietary. ©2013 ViewCast, Inc. All rights reserved.
ViewCast

15 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Sales and Marketing ▪ Market products and services directly or via third - party distribution channels including, but not limited to, OEMs, VARs, distributors, and system integrators ▪ Product revenue is well diversified among various end - users who purchase from direct and indirect channels ▪ Highlight product capabilities, promote brand identity at relevant industry trade shows

Recent Sales Initiatives

- Positioned sales operations to properly capture business in the global marketplace
  - Right team members with the right skill sets at the right locations
  - Worldwide distribution and global sales organization
- Added sales leadership and staff with contacts into new verticals targeted for expansion
  - Network suppliers, Enterprise
- Leveraging capabilities of the sales staff through targeted lead generation programs
  - Focus marketing efforts on cost-effective e-based lead generation
  - Value propositions targeted to key verticals
- Renewed focus on business development efforts to secure and maintain large OEM accounts

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Proprietary. ©2013 ViewCast, Inc. All rights reserved.
ViewCast

Recent Corporate Initiatives

- New Foundation for Growth
  - New leadership at key positions
  - Shifted resources to take advantage of global demand trends
  - Expanded sales into service provider and MSO markets
- Lowered operating expenses
  - Divested VMp products in January 2012
  - Ongoing operations expense reductions and staff reorganization while maintaining efficiency and improved product development cycles
- Products and margins
  - Upgrading certain products and introducing new product platforms to meet increasing demand in fast growing market segments
  - Established new Niagara platform (9100 series); introduced Osprey 800 series

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Proprietary. ©2013 ViewCast, Inc. All rights reserved.
ViewCast

18 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Organization Operations (8 employees) Sales and Marketing (12 employees) Engineering and Research & Development (12 employees) Finance and Administration (8 employees) CEO David Brandenburg EVP Sales John Hammock CTO, SVP Product Development Adrian Giuhat VP Intl Sales Wayne Shackelford Support & Professional Services (3 employees)

19 Proprietary. ©2013 ViewCast, Inc. All rights reserved. ViewCast Management ▪ David Brandenburg – CEO Mr. Brandenburg was named CEO at ViewCast in June 2013 having previously been named Chairman in April 2013. He has been both an investor and board member at the Company since 2008. Mr. Brandenburg is a former Chairman and Vice Chairman of the Board of Directors, and former Chief Executive Officer and President of Intervoice , a publicly held company acquired by Convergys in the fall of 2008. ▪ John Hammock – Executive VP of Sales In June 2013, Mr. Hammock was named by the board as the head of ViewCast’s new global accounts initiatives. Mr. Hammock joined ViewCast as Vice President of Sales in February 2010. He brings to ViewCast more than 20 years of experience in technology sales, sales leadership and business development. Mr. Hammock has developed and maintained strong executive and customer relationships in several industries including the service provider, telecom, mobility, cable, enterprise, emerging IP content providers and video streaming sectors. ▪ Adrian Giuhat – CTO, SVP Product Development Mr. Giuhat has more than 20 years of senior management experience with a variety of technology and telecommunications companies including, most recently, Irving, TX - based Nexstar Broadcasting Group, one of the nation’s top 20 broadcasting companies. In 2008, Giuhat was Senior Vice President and CTO at Nexstar and helped define the company’s digital media technology strategy. ▪ Wayne Shackelford – VP of International Sales Mr. Shackelford has more than 25 years of experience in sales, business development and third - party relationships in the telecommunications industry. During his career, he has successfully managed strategic relationships with IOC, CLEC, Major Accounts, OEMs, Private Label Integrators, Multi - Territory Accounts, System Integrators and Service Provider telephone companies worldwide.

20 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Summary Income Statement

21 Proprietary. ©2013 ViewCast, Inc. All rights reserved. Summary Balance Sheet

22 Proprietary. ©2013 ViewCast, Inc. All rights reserved. ViewCast Summary ▪ Global brand recognition – almost 20 year operational history ▪ Industry wide reputation for product reliability and performance ▪ Patent - pending technologies and proprietary software for core video technology ▪ Portfolio of products for multiple streaming use cases – positioned to benefit from increased video distribution needs ▪ Third - party integrations with leading technology providers ▪ Established relationships throughout video sector

Proprietary. ©2013 ViewCast, Inc. All rights reserved.